                                                      THE INDONESIA
                                                      FUND, INC.
                                                      ------------------
                                                      SEMI-ANNUAL REPORT
                                                      JUNE 30, 2000



[PHOTO]

CONTENTS

Letter to Shareholders .........................................1

Portfolio Summary ..............................................5

Schedule of Investments ........................................6

Statement of Assets and Liabilities ............................7

Statement of Operations ........................................8

Statement of Changes in Net Assets .............................9

Financial Highlights ..........................................10

Notes to Financial Statements .................................12

Results of Annual Meeting of Shareholders .....................16

Description of InvestLink-SM- Program .........................17



PICTURED ON THE COVER IS THE BUDDHIST TEMPLE BOROBUDUR LOCATED NEAR MAGELANG, CENTRAL JAVA.
================================================================================

LETTER TO SHAREHOLDERS
                                                              July 31, 2000

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 2000.

At June 30, 2000, the Fund's net assets were $11.4 million. The Fund's net asset value ("NAV") was $2.48 per share, as compared to $4.48 at December 31, 1999.

PERFORMANCE: IN LINE WITH THE BROAD INDONESIAN MARKET

For the six months ended June 30, 2000, the Fund's total return, based on NAV, was -44.6%. By comparison, the total return of the Morgan Stanley Capital International ("MSCI") Indonesia Index (the "Index")* was -44.0%.

The Fund, essentially, kept pace with the Indonesian equity market as a whole during the period. A blend of factors affected performance both positively and negatively. On the positive side, we underweighted (I.E., relative to the Index) the forest products sector based on our lack of comfort with company-specific issues, a stance that proved helpful when the sector ended up performing poorly. A similar rationale caused us to underweight food and household products, which also underperformed.

An additional positive worth noting was our decision to maintain a higher-than-normal level of cash reserves during the second quarter, a period in which the Index fell 28.2% and Indonesia was nearly the world's worst-performing market.

Exposure to three industry sectors proved most harmful to the Fund's overall return:

- In merchandising, we overweighted the sector and concentrated on PT Matahari Putra Prima Tbk (the Fund's eighth-largest holding at June 30), a retailer that underperformed the broad Indonesian market.

- In energy, we avoided the sector completely due to its historically inconsistent correlation with changes in oil and gas prices. Although Indonesian energy stocks underperformed global energy stocks, they outperformed the Index.

- In telecommunications, legal diversification requirements compelled us to underweight the Fund's largest position, PT Telekomunikasi Indonesia ("PT Telkom"). The Fund suffered accordingly when PT Telkom--which is the Index's only telecom stock--outperformed.

THE MARKET: TAKING A FEW STEPS BACK

Following a banner year in 1999 (I.E., when the Index gained 89.2%), the Indonesian equity market withstood a series of damaging blows over the first half of 2000.

===============================================================================

LETTER TO SHAREHOLDERS

During the first quarter, for example, the market suffered from a lack of significant representation in "New Economy" industries like technology, media and telecommunications. With its economy dominated by natural resource-based, manufacturing and other "Old Economy" companies, Indonesia was thus considered relatively unappealing by international investors, many of whom preferred to search for richer rewards elsewhere.

Further diminishing appeal was MSCI's announcement in March that it was reconfiguring its Asian equity indices, the net effect of which was to lessen Indonesia's MSCI index weightings. Foreign investment capital left the country accordingly, in favor of other markets that were larger and more liquid.

In the second quarter, the economy's lack of progress turned attention to political issues like still-active separatist movements, renewed violence between Christians and Muslims, and serious allegations of high-level corruption and political favoritism in President Abdurrahman Wahid's administration. International observers were additionally disheartened by policy inconsistencies, cabinet infighting and a lack of substantive progress on the country's much-needed reform agenda.

Given the absence both of forward movement and government leadership on economic matters, many equity buyers retreated to the sidelines. This helped to undermine the rupiah, which fell 22% by mid-May to a level not seen since Wahid took office in November 1999. Along the way, the Indonesian market dropped by about 17% in rupiah terms from its May peak (I.E., as measured by the Jakarta Stock Exchange Index).

We nonetheless note several positive developments on the macroeconomic front that should bode well for Indonesia's future prospects:

- IMF AGREEMENT. The government's signature of a letter of intent with the International Monetary Fund ("IMF") on May 17, 2000 signalled that their relationship, which has been rocky at times, is getting better.

- IMPROVING DOMESTIC CONSUMPTION. Imports were up approximately 27.6% in June, suggesting that demand for consumer goods is starting to rise.

- LOW INFLATION. The nation's Consumer Price Index grew at an annualized rate of approximately 4.5% in July, up from earlier months but still considerably lower than the levels to which Indonesians had become accustomed in the past decade.

- HIGHER COMMODITY PRICES. As a member of OPEC, Indonesia's foreign account has profited from oil prices that remain high and appear unlikely to drop significantly any time soon. A growing global economy has also bolstered the prices of pulp, paper and other of this resource-rich country's commodity exports.

- BANK RESTRUCTURING. While the process of financial reform still has quite a ways to go, the government managed a moderately successful initial public offering for a major bank during the second quarter, thereby demonstrating its commitment to greater privatization of the important banking sector.

- TELECOM RESTRUCTURING. The government also clarified its intention to restructure the nation's telecommunications industry, most likely by permitting the two largest operators to compete in each other's traditional business.

===============================================================================

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE AND STRATEGY: FAVORING CONSUMER NON-DURABLES

Within the Fund, we remain focused on well-managed, liquid, blue-chip companies with strong cash flow, little debt and minimal foreign currency exposure. These, we feel, are best-positioned to benefit when the international community ultimately--and, we believe, inevitably--returns to Indonesia in a more meaningful way.

Among industry sectors, we are overweighting the broad swath of companies making consumer non-durables in categories like health care, personal care, beverages, tobacco and pharmaceuticals. The fact that these are generally cash businesses means that they are benefiting from fairly strong consumer spending on small-ticket items that do not require credit-related financing.

Our most notable sector underweights include telecommunications and financial services. In telecom, we are seeing a steady erosion of the incumbents' market share, particularly in international long-distance service. The increasingly vigorous competition from Internet-based telecom providers is likely to continue over the long haul. High fixed costs and rapidly depreciating assets also hurt the incumbents relative to more-competitive new entrants.

We are underweight in the finance sector for a number of reasons. One is simply that the local lending environment is stagnant, with relatively few high-quality potential borrowers. Lenders also remain saddled with a large percentage of non-performing assets, which need to be cleared from their books before any real advances can be made. Recapitalization of the banks will require a large amount of equity to be sold to investors, which should place further downward pressure on share prices.

We intend to maintain the portfolio's composition going forward, at least until Indonesia's political climate becomes less volatile and better opportunities arise to take the place of those in which we are presently invested.

OUTLOOK: CAUTION IS APPROPRIATE

Looking ahead, Indonesia continues to face several prominent challenges to full economic recovery. Foremost among these is achieving a stable, capable government that can convince international investors that it is safe to return and put their money to work. Given recent events, this will not be an easy task to accomplish.

More will be known in this regard when the Indonesian parliament meets in August to discuss affairs of state, including the aforementioned allegations of corruption and cronyism. Should President Wahid prevail at this meeting and make real strides toward gaining credibility for his administration both domestically and overseas, there could be an improvement in the domestic economic outlook. If not, political and economic instability will likely continue to dictate the market's direction.

For our part, we view the current situation as a temporary hurdle in the nation's progress toward economic recovery. Indonesia still has a few cards to play that should help this recovery along, notably its recently neglected natural resource sector. Aside from its substantial oil reserves, Indonesia is one of the world's leading producers of pulp and paper, various metals and minerals, and other commodities on which global growth relies. If--as many expect--this growth continues, resource-rich Indonesia should benefit.

===============================================================================

LETTER TO SHAREHOLDERS

Another positive is that Indonesia is relatively less exposed than its Asian counterparts to a slowdown in the U.S. economy. Its stock market is also one of the most cheaply valued in the region, with considerably more upside, than downside, potential. At present levels, it probably won't take a lot of good news for the market to move sharply higher. And the government, despite its difficulties, is demonstrably committed to stimulating the national economy and cooperating with the IMF to do so.

In conclusion, Indonesia has yet to shrug off the malaise inflicted on it by the various Asian currency crises of 1997. That it will, we have little doubt. Once the recovery process begins, investors should be rewarded by strong equity market returns stemming both from Indonesia's valuations and its attractive long-term fundamentals.

Sincerely,

/s/ Robert B. Hrabchak **                                 /s/ Raoul H. Rayos***

Robert B. Hrabchak **                                     Raoul H. Rayos***
Chief Investment Officer                                  Investment Officer

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM-Program (the "Program"). The program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 17 through 19 of this report.

-------------------------------------------------------------------------------

* The Morgan Stanley Capital International Indonesia Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Robert B. Hrabchak is responsible for management of the Fund's assets and has served the Fund in such capacity since November 17, 1998. Mr. Hrabchak is a Director of Credit Suisse Asset Management, LLC ("CSAM"), where he is chief investment officer for Asian equities. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong.

*** Raoul H. Rayos assists Mr. Hrabchak in management of the Fund's assets and has served the Fund in such capacity since November 17, 1999. Mr. Rayos is a Vice President of CSAM, where he is a portfolio manager specializing in Asian equities. He joined CSAM in 1999 from Merrill Lynch Asset Management, where he was a senior Asian equity analyst. Previously, he was an Asian equity analyst for W.I. Carr in Hong Kong and worked in corporate finance for all Asia Capital and Trust in Manila.

===============================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

[CHART]

                                         June 30, 2000     December 31, 1999
Agriculture                                      0.89%                 0.77%
Automotive                                       5.96%                 5.86%
Beer, Beverages, Liquors & Tobacco              19.24%                20.29%
Commercial Banks                                 1.51%                 0.00%
Financial Services                               0.00%                 5.10%
Fishery                                          0.30%                 0.71%
Food & Kindred Products                          5.02%                 6.35%
Manufacturing                                    6.31%                 5.43%
Medical-Drugs                                   11.40%                10.27%
Paper Products                                   9.63%                11.73%
Quarrying                                        1.44%                 1.86%
Real Estate Development                          2.46%                 0.00%
Retailing                                       11.22%                12.51%
Telecommunications                              19.01%                16.81%
Textiles                                         1.25%                 1.65%
Cash & Other Assets                              4.36%                 0.66%


TOP 10 HOLDINGS, BY ISSUER

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of
      Holding                                                    Sector                                   Net Assets
------------------------------------------------------------------------------------------------------------------------------------

   1. PT Telekomunikasi Indonesia                          Telecommunications                                19.0
------------------------------------------------------------------------------------------------------------------------------------
   2. PT Gudang Garam Tbk                          Beer, Beverages, Liquors & Tobacco                        10.2
------------------------------------------------------------------------------------------------------------------------------------
   3. PT Hanjaya Mandala Sampoerna Tbk             Beer, Beverages, Liquors & Tobacco                         9.1
------------------------------------------------------------------------------------------------------------------------------------
   4. PT Ramayana Lestari Sentosa Tbk                           Retailing                                     6.8
------------------------------------------------------------------------------------------------------------------------------------
   5. PT Astra International Tbk                               Automotive                                     6.0
------------------------------------------------------------------------------------------------------------------------------------
   6. PT Indofood Sukses Makmur Tbk                      Food & Kindred Products                              5.0
------------------------------------------------------------------------------------------------------------------------------------
   7. PT Indah Kiat Pulp & Paper Corporation Tbk             Paper Products                                   4.4
------------------------------------------------------------------------------------------------------------------------------------
   8. PT Matahari Putra Prima Tbk                               Retailing                                     4.4
------------------------------------------------------------------------------------------------------------------------------------
   9. PT Dankos Laboratories Tbk                              Medical-Drugs                                   4.4
------------------------------------------------------------------------------------------------------------------------------------
  10. PT Tempo Scan Pacific Tbk                               Medical-Drugs                                   4.3
------------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               No. of          Value
Description                                  Shares/Units     (Note A)
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-95.64%
AGRICULTURE 0.89%
PT Perusahaan Perkebunan London
 Sumatra Indonesia Tbk+                      1,235,600        $    102,349
                                                                ----------
 AUTOMOTIVE-5.96%
PT Astra International Tbk+                  2,171,000             682,120
                                                                 ----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-19.24%
PT Gudang Garam Tbk                            720,500           1,164,819
PT Hanjaya Mandala Sampoerna Tbk               715,500           1,038,201
                                                                 ----------
                                                                 2,203,020
                                                                 ----------

  COMMERCIAL BANKS-1.51%
PT Bank Internasional Indonesia,
 Warrants (expiring 04/16/02)+, ++          15,787,200              46,897
PT Bank Pan Indonesia Tbk+                   2,950,000             126,393
                                                                 ----------
                                                                   173,290
                                                                 ----------
 FISHERY-0.30%
PT Daya Guna Samudera Tbk                      518,000              34,030
                                                                 ----------
 FOOD & KINDRED PRODUCTS-5.02%
PT Indofood Sukses
 Makmur Tbk+                                 1,054,000             575,019
                                                                 ----------
 MANUFACTURING-6.31%
PT Semen Gresik (Persero) Tbk                  442,500             401,928
PT Unilever Indonesia Tbk                       26,000             320,823
                                                                 ----------
                                                                   722,751
                                                                 ----------

 MEDICAL-DRUGS-11.40%
PT Dankos Laboratories Tbk+                  4,725,000             499,357
PT Kalbe Farma+                              4,150,000             308,198
PT Tempo Scan Pacific Tbk+                   1,227,000             497,669
                                                                 ----------
                                                                 1,305,224
                                                                 ----------
 PAPER PRODUCTS-9.63%
Asia Pulp & Paper
 Company Ltd. ADR+                              90,900             460,181
PT Indah Kiat Pulp & Paper
 Corporation Tbk+,+++                        2,510,500             509,127

--------------------------------------------------------------------------------
                                          No. of          Value
Description                               Shares         (Note A)
--------------------------------------------------------------------------------
PAPER PRODUCTS (CONTINUED)
PT Pabrik Kertas Tjiwi Kimia+             801,811          $  132,834
                                                           ----------
                                                            1,102,142
                                                           ----------
 QUARRYING-1.44%
PT Tambang Timah Tbk                      555,000             164,867
                                                           ----------

 REAL ESTATE DEVELOPMENT-2.46%
PT Jaya Real Property Tbk+              3,283,000             281,320
                                                           ----------

 RETAILING-11.22%
PT Matahari Putra Prima Tbk+            5,941,000             509,083
PT Ramayana Lestari
 Sentosa Tbk+                           1,211,500             775,139
                                                           ----------
                                                            1,284,222
                                                           ----------

 TELECOMMUNICATIONS-19.01%
PT Telekomunikasi Indonesia             2,534,220             890,343
PT Telekomunikasi
 Indonesia ADR                            185,442           1,286,504
                                                           ----------
                                                            2,176,847
                                                           ----------

 TEXTILES-1.25%
PT Indo-Rama
 Synthetics Tbk+                        1,470,000             142,759
                                                           ----------

TOTAL INVESTMENTS 95.64%
 (Cost $16,742,597) (Notes A,D)                            10,949,960

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-4.36%                                            499,532
                                                            ----------
NET ASSETS-100.00%                                        $11,449,492
                                                          ============

--------------------------------------------------------------------------------
+    Security is non-income producing.
++ With additional 397,837,440 call options attached, expiring 05/28/02, and 126,297,600 certificates of entitlement attached, maturing 06/30/02, with no market value.
+++ With additional 5 warrants attached, expiring 07/11/02, with no market value.
ADR  American Depositary Receipts.

================================================================================

6                               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE INDONESIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

 ASSETS


Investments, at value (Cost $16,742,597)(Note A)                                                       $  10,949,960
Cash (including $608,896 of foreign currency with a cost of $661,881)(Note A)                                612,639
Dividend receivable                                                                                            4,797
Prepaid expenses                                                                                               8,193
                                                                                                        ------------
Total Assets                                                                                              11,575,589
                                                                                                        ------------

 LIABILITIES


Payables:
   Investment advisory fee (Note B)                                                                           31,389
   Administration fees (Note B)                                                                                4,201
   Other accrued expenses                                                                                     90,507
                                                                                                       -------------
Total Liabilities                                                                                            126,097
                                                                                                       -------------
NET ASSETS (applicable to 4,608,989 shares of common stock outstanding) (Note C)                       $  11,449,492
                                                                                                       =============
NET ASSET VALUE PER SHARE ($11,449,492 / 4,608,989)                                                    $        2.48
                                                                                                       =============

 NET ASSETS CONSIST OF


Capital stock, $0.001 par value; 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)                                                                    $          4,609
Paid-in capital                                                                                           60,557,698
Accumulated net investment loss                                                                             (188,631)
Accumulated net realized loss on investments and foreign currency related transactions                   (43,078,561)
Net unrealized depreciation in value of investments and translation of other assets and liabilities
 denominated in foreign currency                                                                          (5,845,623)
                                                                                                       -------------
Net assets applicable to shares outstanding                                                            $  11,449,492
                                                                                                       =============

===============================================================================

See accompanying notes to financial statements.                               7

-------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                                $ 83,909
   Interest                                                                                                   15,262
   Less: Foreign taxes withheld                                                                              (12,586)
                                                                                                             -------
   Total Investment Income                                                                                    86,585
                                                                                                             -------
Expenses:
   Investment advisory fees (Note B)                                                                          74,275
   Audit and legal fees                                                                                       45,216
   Printing                                                                                                   37,310
   Custodian fees                                                                                             34,944
   Accounting fees                                                                                            22,439
   Transfer agent fees                                                                                        17,970
   Directors' fees                                                                                            11,559
   Administration fees (Note B)                                                                               10,055
   NYSE listing fees                                                                                           8,063
   Insurance                                                                                                   4,277
   Other                                                                                                       9,108
                                                                                                             -------
   Total Expenses                                                                                            275,216
                                                                                                             -------
   Net Investment Loss                                                                                      (188,631)
                                                                                                             -------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS

Net realized loss from:

   Investments                                                                                            (1,047,128)
   Foreign currency related transactions                                                                     (11,597)

Net change in unrealized appreciation in value of investments and translation of other assets and
 liabilities denominated in foreign currency                                                              (7,972,533)
                                                                                                         -----------
Net realized and unrealized loss on investments and foreign currency related transactions                 (9,031,258)
                                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $(9,219,889)
                                                                                                         ===========

===============================================================================

8                               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                               For the Six Months      For the Year
                                                                               Ended June 30, 2000         Ended
                                                                                   (unaudited)       December 31, 1999
                                                                               -------------------   -----------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss                                                             $  (188,631)        $  (241,603)
   Net realized loss on investments and foreign currency related transactions       (1,058,725)         (1,922,090)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign
    currency                                                                        (7,972,533)         10,549,373
                                                                                    ----------          ----------
     Net increase/(decrease) in net assets resulting from operations                (9,219,889)          8,385,680
                                                                                    ----------          ----------

Distributions to shareholders (Note A):
   Net realized gain on investments and foreign currency related transactions               --            (207,405)
                                                                                    ----------          ----------
     Total increase/(decrease) in net assets                                        (9,219,889)          8,178,275
                                                                                     ---------          ----------

 NET ASSETS


Beginning of period                                                                 20,669,381          12,491,106
                                                                                    ----------          ----------
End of period                                                                      $11,449,492         $20,669,381
                                                                                   ===========         ===========



===============================================================================

See accompanying notes to financial statements.                               9

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------


                                                     For the Six Months
                                                           Ended
                                                       June 30, 2000          --------------------
                                                         (unaudited)          1999            1998
                                                     ------------------       ----            ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period...............       $  4.48            $  2.71         $  3.58
                                                          -------            -------         -------
Net investment income/(loss).......................         (0.04)             (0.05)          (0.04)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions......................................         (1.96)              1.87           (0.83)
                                                          -------            -------         -------
Net increase/(decrease) in net assets
  resulting from operations........................         (2.00)              1.82           (0.87)
                                                          -------            -------         -------
Dividends and distributions to shareholders:
  Net investment income............................            --                 --              --
  Net realized gain on investments and foreign
   currency related transactions...................            --              (0.05)             --
                                                          -------            -------         -------
Total dividends and distributions to shareholders..            --              (0.05)             --
                                                          -------            -------         -------
Net asset value, end of period.....................       $  2.48            $  4.48         $  2.71
                                                          =======            =======         =======
Market value, end of period........................       $ 3.375            $ 5.438         $ 3.438
                                                          =======            =======         =======
Total investment return (a)........................        (37.93)%            59.58%         (25.68)%
                                                          =======            =======         =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)............       $11,449            $20,669         $12,491

Ratio of expenses to average net assets............          3.71%(b)           3.18%           4.21%

Ratio of net investment income/(loss) to average
 net assets........................................         (2.54)%(b)         (1.43)%         (1.37)%

Portfolio turnover rate............................         10.05%             47.38%          36.58%

--------------------------------------------------------------------------------
*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Annualized.

================================================================================
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                           For the Years Ended December 31,
                                                      ------------------------------------------------------------------------
                                                       1997        1996       1995       1994       1993       1992       1991
                                                      ------      ------     ------     ------     ------     ------     -----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period...............   $10.68       $9.34      $9.18      $14.03      $7.63      $7.72      $10.38
                                                      ------      ------     ------     -------     ------     ------      ------
Net investment income/(loss).......................     0.03        0.01         --       (0.03)     (0.03)      0.01        0.04
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions......................................    (7.13)       1.33       0.16       (4.82)      6.43      (0.10)      (2.65)
                                                      ------      ------     ------     -------     ------     ------      ------
Net increase/(decrease) in net assets
  resulting from operations........................    (7.10)       1.34       0.16       (4.85)      6.40      (0.09)      (2.61)
                                                      ------      ------     ------     -------     ------     ------      ------
Dividends and distributions to shareholders:
  Net investment income............................       --          --         --          --         --         --       (0.05)
  Net realized gain on investments and foreign
   currency related transactions...................       --          --         --          --         --         --          --
                                                      ------      ------     ------     -------     ------     ------      ------
Total dividends and distributions to shareholders..       --          --         --          --         --         --       (0.05)
                                                      ------      ------     ------     -------     ------     ------      ------
Net asset value, end of period.....................    $3.58      $10.68      $9.34       $9.18     $14.03      $7.63       $7.72
                                                      ======      ======     ======     =======     ======     ======      ======
Market value, end of period........................   $4.625      $9.750    $10.125     $12.000    $20.750     $9.000      $8.375
                                                      ======      ======     ======     =======     ======     ======      ======
Total investment return (a)........................   (52.56)%     (3.70)%   (15.63)%    (42.17)%   130.56%      7.46%     (14.71)%
                                                      ======      ======     ======     =======     ======     ======      ======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)............  $16,486     $49,223    $43,060     $42,297    $64,661    $35,186     $35,590

Ratio of expenses to average net assets............     1.89%       1.91%      1.96%       1.83%      1.98%      2.04%       2.00%

Ratio of net investment income/(loss) to average
 net assets........................................     0.33%       0.10%      0.05%      (0.25)%    (0.30)%     0.09%       0.49%

Portfolio turnover rate............................    48.19%      34.67%     24.10%      31.56%     63.77%     22.39%      32.27%



                                                             For the Period
                                                              March 9, 1990*
                                                                 through
                                                            December 31, 1990
                                                            -----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period...............             $13.78**
                                                               -------
Net investment income/(loss).......................               0.22
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions......................................              (2.90)
                                                               -------
Net increase/(decrease) in net assets
  resulting from operations........................              (2.68)
                                                               -------
Dividends and distributions to shareholders:
  Net investment income............................              (0.19)
  Net realized gain on investments and foreign
   currency related transactions...................              (0.53)
                                                               -------
Total dividends and distributions to shareholders..              (0.72)
                                                               -------
Net asset value, end of period.....................             $10.38
                                                               =======
Market value, end of period........................             $9.875
                                                               =======
Total investment return (a)........................             (24.15)%
                                                               =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)............            $47,817

Ratio of expenses to average net assets............               2.15%(b)

Ratio of net investment income/(loss) to average
 net assets........................................               2.05%(b)

Portfolio turnover rate............................              17.68%

===============================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.
Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. Ministry of Finance Decree 467 (1997) stated that foreign investors were allowed to purchase up to 100% of the shares of Indonesian companies offered to the public in the primary market, except for shares in the banking sector. Prior to May 21, 1999, foreign investors were allowed to purchase up to 49% of the shares in the banking sector offered to the public in the primary market. When foreign investors owned 49% of such shares and a foreign market quotation was available, the foreign quotation was used. If less than 49% of these shares offered to the public were owned by foreign investors, there was no foreign market quotation available, therefore the local market quotation was used. Local banking shares generally traded at a discount to foreign banking shares when 49% of the shares offered to the public were owned by foreign investors. Effective May 21, 1999, Bank Indonesia, the Indonesian central bank, announced that the foreign ownership limit in Indonesian banks had been raised from 49 percent to 99 percent. Local investors must retain at least 1 percent ownership in banks. Banking is the only sector in Indonesia which has a foreign ownership limit. A local market quotation is used for the banking sector. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in variable rate accounts are classified as cash. At June 30, 2000, the interest rates were 6.00% and 7.97% for the U.S. dollar denominated cash account and the Indonesia rupiah account, respectively, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to

================================================================================
12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $40,578,633 of which $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in 2002; $6,619,896 expires in 2003; $4,688,411 expires in 2004; $3,265,956 expires in 2005;
$13,254,308 expires in 2006 and $1,782,694 expires in 2007.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1999, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $433,733 and $6,751, respectively.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2000, CSAM earned $74,275 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2000, CSAM was reimbursed $2,628 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2000, BSFM earned $7,427 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at June 30, 2000, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $17,743,316. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $6,793,356, was composed of gross appreciation of $781,639 for those investments having an excess of value over cost and gross depreciation of $7,574,995 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of securities, other than short-term investments, were $1,454,554 and $2,071,922, respectively.

================================================================================
14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE E. CREDIT FACILITY
The Fund, together with other funds advised by CSAM, has a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowings at the Federal Funds rate plus 0.50%. At June 30, 2000 and during the six months ended June 30, 2000, the Fund had no borrowings under the Credit Facility.

================================================================================

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 27, 2000, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                   FOR       WITHHELD     NON-VOTES
----------------                                                                   ---       --------     ---------

Dr. Enrique R. Arzac                                                            2,570,607     28,996      2,009,386
Lawrence J. Fox                                                                 2,563,281     36,322      2,009,386
William W. Priest, Jr.                                                          2,560,981     38,622      2,009,386

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

                                                              FOR            AGAINST       ABSTAIN        NON-VOTES
                                                              ---            -------       -------        ---------

                                                           2,576,082          8,515        15,006         2,009,386


================================================================================
16

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will

================================================================================
                                                                              17
also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


================================================================================
18

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800)969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

-----------------------------
* InvestLink is a service mark of EquiServe, L. P.








================================================================================
                                                                              19

SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principaL investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


================================================================================

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director
Lawrence J. Fox         Director
Richard H. Francis      Director

William W. Priest, Jr.  Chairman of the Board of
                        Directors and President

Robert B. Hrabchak      Chief Investment Officer

Raoul H. Rayos          Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

  INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

  ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

  CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

  SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

  INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

  LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

IF
LISTED
NYSE
THE NEW YORK STOCK EXCHANGE
================================================================================
3913-SAR-00